                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                              RENT-A-CENTER, INC.
                               OFFER TO EXCHANGE
      ANY AND ALL OF ITS 11% SENIOR SUBORDINATED NOTES DUE 2008, SERIES C
                                       BY
                              RENT-A-CENTER, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2002, UNLESS EXTENDED TO A DATE NOT LATER THAN           , 2002 (THE "EXPIRATION
DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION
DATE.

     As set forth in the prospectus dated           , 2002 (the "Prospectus")
under the captions "The Exchange Offer -- Procedures for Tendering Notes" and "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 11% Senior Subordinated Notes due 2008, Series C (the "2001 Notes") of Rent-A-Center, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an eligible institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

         By Registered or Certified Mail, Hand or by Overnight Courier:

                              The Bank of New York
                         15 Broad Street -- 16th Floor
                            New York, New York 10005
                             Attn: Enrique Lopez --
                              Reorganization Unit

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 235-2261                                 (212) 235-2360

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Rent-A-Center, Inc., a Delaware corporation
(the "Company"), $          principal amount (at maturity) of 2001 Notes,
pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

---------------------------------------------------------------------------------------------
      CERTIFICATE NUMBERS OF 2001 NOTES
                (IF AVAILABLE)                           PRINCIPAL AMOUNT TENDERED
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
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

If 2001 Notes will be tendered by book-entry transfer: (check one)

Name of Tendering Institution:

------------------------------------------------       [ ] The Depository Trust Company
                                                       [ ] The Midwest Securities Trust Company
Account No.: -----------------------------------  at   [ ] The Philadelphia Depository Trust Company

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York with respect to the 2001 Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

--------------------------------------------------------------------------------
                    Signature(s) of Registered Holder(s) or
                              Authorized Signatory

--------------------------------------------------------------------------------
                        Name(s) of Registered Holder(s)
                             (Please Type or Print)

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

Dated:  ------------------------------------------------------------------, 2002

--------------------------------------------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the 2001 Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of 2001 Notes complies with Rule 14e-4, and (c) guarantees delivery to the Exchange Agent of certificates representing the 2001 Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such 2001 Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.
--------------------------------------------------------------------------------


---------------------------------------------------       ---------------------------------------------------
                   Name of Firm                                                  Title
---------------------------------------------------       ---------------------------------------------------
               Authorized Signature                                   Name (Please Type or Print)
---------------------------------------------------       ---------------------------------------------------
                      Address
---------------------------------------------------       Dated ---------------------------------------, 2002
          Area Code and Telephone Number
-------------------------------------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING 2001 NOTES WITH THIS FORM.
      CERTIFICATES FOR 2001 NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

         By Registered or Certified Mail, Hand or by Overnight Courier:

                              The Bank of New York
                         15 Broad Street -- 16th Floor
                            New York, New York 10005
                             Attn: Enrique Lopez --
                              Reorganization Unit

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 235-2261                                 (212) 235-2360

                                        3